THE KENSINGTON FUNDS
(the “Funds”)
Supplement dated April 4, 2007
to the Prospectus dated April 28, 2006
     This Supplement supplements the above-dated Prospectus as follows:
     The Board of Trustees of the Funds recently approved a change in the investment authority for the Funds in order to expand the permissible investments for each of the Funds. This change provided specifically for expanded investment authority for the Funds with respect to their permissible investment in exchange traded funds (“ETFs”), which, for these purposes, are considered to be investment companies. The Funds may invest in securities issued by other investment companies in accordance with applicable provisions of the Investment Company Act of 1940 (the “1940 Act”). In connection with their authority to invest in other investment companies, the Funds intend to invest in securities of ETFs in reliance upon relevant exemptive relief that has been provided under the 1940 Act to certain ETFs and their sponsors which allows the Funds to purchase and hold securities of such ETFs in excess of the investment limitations otherwise applicable to the Funds under Section 12(d) of the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. To the extent that a Fund invests in ETFs in excess of the statutory limitations applicable under the 1940 Act with respect to its investment in other investment companies, the Fund will do so in reliance on the relevant exemptive relief provided by the SEC to the applicable ETF.
     The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) which permits investment companies, including the Funds, to invest in the various series of the iShares Funds in excess of certain of the statutory limitations of Section 12(d) of the 1940 Act. In connection with their investment in the iShares Funds in accordance with the applicable exemptive relief that has been obtained by the iShares Funds, the Funds and the Adviser have entered into an agreement with the iShares Funds that sets forth certain conditions regarding the Funds’ investment in the iShares Funds.
     To the extent that other ETFs obtain similar exemptive relief from the SEC to permit investment companies to invest in them in excess of the statutory limitations imposed by the 1940 Act, the Funds may seek to qualify to invest in such other ETFs in accordance with the applicable exemptive relief that is obtained.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE